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                                                                   Exhibit 10.14

                                                                    CONFIDENTIAL
                                                                    ------------


                        AMENDMENT TO LICENSE AGREEMENT


          This Amendment, dated as of September 9, 1997, amends that certain License Agreement (the "Agreement"), dated as of June 5, 1997, by and between Dow Jones & Company, Inc. ("Dow Jones"), having an office at 200 Liberty Street, New York, New York 10281, and the Board of Trade of the City of Chicago (the "Licensee"), having an office at 141 West Jackson Boulevard, Chicago, Illinois 60604. Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Agreement.

          WHEREAS, Dow Jones compiles, calculates and maintains the Indexes, and Dow Jones owns rights in and to the Indexes, the proprietary data contained therein, and the Dow Jones Marks; and

          WHEREAS, Dow Jones and the Licensee entered into the Agreement and, pursuant to the terms and conditions thereof, Dow Jones granted to the Licensee a non-transferable, exclusive world-wide license to use the Indexes and the Dow Jones Marks in connection with the listing of Products for trading on or through the Licensee during the hours of 9:30 A.M. to 4:15 P.M. (Eastern Time); and

          WHEREAS, the Licensee wishes to expand the hours that it may lawfully use the Indexes and the Dow Jones Marks for such purposes with respect to Products based on the Dow Jones Industrial Average to begin at 9:15 A.M. (Eastern Time); and

          WHEREAS, paragraph (c) of Section 12 of the Agreement provides that the terms of the Agreement may be modified and amended by a written instrument signed by duly authorized officers of both parties thereto.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, it is agreed as follows:

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          1.   Grant of Non-Exclusive License.
               ------------------------------

               Subject to the terms and conditions of the Agreement and of this Amendment thereto, Dow Jones hereby grants to the Licensee a non-transferable (except to affiliates pursuant to Section 12(a) of the Agreement), non-exclusive license to use the Indexes solely in connection with the listing for trading of Products based on the Dow Jones Industrial Average for trading on or through the Licensee during the hours of 9:15 A.M. to 9:30 A.M. Eastern Time. Accordingly, paragraph (a) of Section 1 of the Agreement hereby is amended and restated in its entirety as follows:

          1.   Grant of License.
               ----------------

               (a) Subject to the terms and conditions of this Agreement, Dow Jones hereby grants to the Licensee a non-transferable (except to affiliates pursuant to Section 12(a)): (i) exclusive (subject to
          Section 1(d)) worldwide license to use the Indexes solely in connection with the listing for trading of the Products for trading on or through the Licensee during the hours of 9:30 A.M. to 4:15 P.M. (Eastern Time); (ii) non-exclusive worldwide license to use the Indexes solely in connection with the listing for trading of the Products based on the Dow Jones Industrial Average for trading on or through the Licensee during the hours of 9:15 A.M. to 9:30 A.M. (Eastern Time); and (iii) to use and refer to the Dow Jones Marks in connection with such listing, and the marketing and promotion of the Products, in order to indicate the source of the Indexes and as may otherwise be required by applicable laws, rules or regulations or under this Agreement.

               *    *    *

          2.   Termination of Non-Exclusive License.
               ------------------------------------

               Dow Jones shall have the right, in its sole discretion, to terminate the license granted hereby at any time upon 30 days prior written notice to the Licensee. Accordingly, Section 4 of the Agreement is hereby amended to provide


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new paragraph (j), which shall state in its entirety:

               (j) Notwithstanding anything to the contrary herein, Dow Jones shall, in its sole discretion and upon 30 days prior written notice, have the right to terminate the non-exclusive world-wide license to use the Indexes solely in connection with the listing for trading of the Products based on the Dow Jones Industrial Average for trading on or through the Licensee during the hours of 9:15 A.M. to 9:30 A.M. (Eastern Time) granted in Section 1(a)(ii) of this Agreement. The Licensee agrees that such termination shall not constitute a material breach of this Agreement.

               *    *    *

          3.   Other Matters.
               -------------

          (a) This Amendment is intended by the parties to amend the Agreement as set forth herein and to constitute a written instrument pursuant to and in accordance with Section 12 (c) of the Agreement.

          (b) This Amendment constitutes the entire agreement of the parties hereto with respect to its subject matter, and supersedes any and all previous agreements between the parties with respect to the subject matter of this Amendment. There are no oral or written collateral representations, agreements or understandings with respect to the subject matter of this Amendment except as provided herein.

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          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first set forth above.

                              DOW JONES & COMPANY, INC.


                              By: /s/ David E. Moran
                                 -----------------------------------------------
                                    Name:  David E. Moran
                                    Title: Vice President


                              BOARD OF TRADE OF THE CITY OF CHICAGO


                              By: /s/ Patrick H. Arbor
                                 -----------------------------------------------
                                    Name:  Patrick H. Arbor
                                    Title: Chairman of the Board


                              By: /s/ Thomas R. Donovan
                                 -----------------------------------------------
                                    Name:  Thomas R. Donovan
                                    Title: President and Chief Executive Officer

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